                                                           EXHIBIT 24
                                                           ----------


                               POWER OF ATTORNEY
                               -----------------

          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Nonqualified Retirement Savings & Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.



                                   /s/ Stewart Bainum, Jr.
                                 ------------------------------
                                 Stewart Bainum, Jr.
                                 Executive Chairman of the Board
                                 and Director

                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc.(the "Company") delivered pursuant to the Company's Nonqualified Retirement Savings &
Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.



                                           /s/ William R. Floyd
                                      ------------------------------
                                      William R. Floyd
                                      Vice Chairman of the Board,
                                      Chief Executive Officer and
                                      Director

                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Nonqualified Retirement Savings & Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.




                                           /s/ Stewart Bainum
                                      -------------------------------
                                      Stewart Bainum
                                      Director

                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Nonqualified Retirement Savings & Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 10th day of December, 1996.




                                           /s/ Barbara Bainum
                                        ------------------------------
                                        Barbara Bainum
                                        Director

                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Nonqualified Retirement Savings &
Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.



                                           /s/ Paul A. Gould
                                      ----------------------------
                                      Paul A. Gould
                                      Director

                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Nonqualified Retirement Savings &
Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.




                                         /s/ Frederic V. Malek
                                      ----------------------------------
                                      Frederic V. Malek
                                      Director

                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Nonqualified Retirement Savings &
Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.





                                         /s/ Jerry E. Robertson
                                      --------------------------------
                                      Jerry E. Robertson
                                      Director

                                                                      EXHIBIT 24
                                                                      ----------


                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Nonqualified Retirement Savings &
Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.





                                            /s/ Robert C. Hazard, Jr.
                                        ---------------------------------------
                                        Robert C. Hazard, Jr.
                                        Director

                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Nonqualified Retirement Savings &
Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.





                                         /s/ Gerald W. Petitt
                                      ---------------------------------
                                      Gerald W. Petitt
                                      Director

                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Nonqualified Retirement Savings &
Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.





                                          /s/ James A. MacCutcheon
                                      ----------------------------------
                                      James A. MacCutcheon
                                      Executive Vice President, Chief
                                      Financial Officer and Treasurer

                                                                      EXHIBIT 24
                                                                      ----------

                               POWER OF ATTORNEY
                               -----------------


          KNOW ALL MEN BY THESE PRESENTS, that the undersigned constitutes and appoints EDWARD A. KUBIS his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Registration Statements or amendments (including post-effective amendments) thereto with respect to the registration under the Securities Act of 1933, as amended, of shares of Common Stock, $.01 par value, of Choice Hotels International, Inc. (the "Company") delivered pursuant to the Company's Nonqualified Retirement Savings &
Investment Plan and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and purposes as she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute may lawfully do or cause to be done by virtue thereof.

          IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 10th day of December, 1996.





                                           /s/ Charles G. Warczak, Jr.
                                      -----------------------------------------
                                      Charles G. Warczak, Jr.
                                      Vice President and Controller




                                      25